OPPENHEIMER MAIN STREET® SMALL CAP FUND

Supplement dated November 11, 2002 to the

Statement of Additional Information August 23, 2002

The Statement of Additional Information is changed as follows:

1. The section titled "Additional Information About the Fund-The Custodian" on page 69 is deleted and replaced with the following:

The Custodian. JPMorgan Chase Bank is the Custodian of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

5. The Custodian Bank name and address on the back cover should be deleted and replaced with the following:

JPMorgan Chase Bank
4 Chase MetroTech Center
Brooklyn, New York 11245

November 11, 2002                                                                                             847PX008